Exhibit 99.1

For additional information contact:

Jennifer Moreno Reddick

Executive Director, Investor Relations

312.573.5634

jennifer.morenoreddick@navigant.com

NAVIGANT REPORTS FIRST QUARTER 2012 RESULTS

•	First quarter 2012 revenues before reimbursements were up 10% year over year, fueling year over year growth in adjusted EBITDA (up 17%), net income (up 33%) and adjusted EPS (up 21%).

•	Strong cash flow resulted in $42 million, or 18%, year over year debt reduction to $187 million at March 31, 2012.

•	Consultant utilization was a strong 79% for first quarter 2012, while average bill rate was up 4% and average full-time equivalents were up 7%, both on a year over year basis.

•	232,006 shares of Navigant’s common stock were repurchased during first quarter 2012 under the Company’s share repurchase authority at a weighted average price of $13.07 per share.

•	Navigant affirms financial outlook for full year 2012.

CHICAGO, April 26, 2012 – Navigant (NYSE:NCI) today announced financial results for the first quarter ended March 31, 2012.

“Navigant delivered another strong quarter, further evidencing the relevance of our strategy to deliver unique combinations of highly specialized skills to clients facing critical business challenges,” commented Julie Howard, Chief Executive Officer. “We are pleased to have achieved 10% year over year, organically driven, top line growth, while also realizing the benefits of our operating leverage which translated to double digit EBITDA and EPS growth. These results are consistent with the performance trajectory that we have produced over the last six quarters.”

Howard continued, “Our primary market drivers during the quarter are representative of the reputation we command as the go-to experts in our core service areas. For example, results are reflective of the continuing evolution of financial services related regulation, compliance and litigation. Technology solutions are increasingly required to manage massive amounts of data related to these engagements. Additionally, client demand remains strong for our healthcare and energy related services. We remain confident in our performance outlook and expect continued year over year growth in 2012.”

First Quarter 2012 Results

Total Company First Quarter 2012 Financial Results (1)
	Q1 2012	Q1 2011	Change	Q4 2011	Change
Revenues before Reimbursements (RBR) ($000)	$186,380	$169,604	9.9%	$170,996	9.0%
Total Revenues ($000)	$206,621	$188,799	9.4%	$197,005	4.9%
EBITDA ($000)	$26,863	$22,380	20.0%	$24,797	8.3%
Adjusted EBITDA ($000)	$27,679	$23,616	17.2%	$25,644	7.9%
Net Income ($000)	$11,642	$8,778	32.6%	$11,056	5.3%
Earnings Per Share	$0.22	$0.17	29.4%	$0.21	4.8%
Adjusted Earnings Per Share	$0.23	$0.19	21.1%	$0.22	4.5%
Average Billable Full-Time Equivalents (FTEs)	1,897	1,782	6.5%	1,889	0.4%
End of Period Billable FTEs	1,900	1,776	7.0%	1,882	1.0%
Consultant Utilization (1,850 hour base) (2)	79%	79%	0.0%	76%	3.9%
Average Bill Rate (excluding performance based fees)	$284	$274	3.6%	$271	4.8%
Days Sales Outstanding (DSO)	80	83	-3.6%	76	5.3%

1)	EBITDA, adjusted EBITDA and adjusted earnings per share are non GAAP financial measures. See the attached financial schedules for a reconciliation of EBITDA, adjusted EBITDA and adjusted earnings per share to the most directly comparable GAAP financial measures.
2)	Prior period utilization figures have been restated to reflect consulting personnel only and do not include technology personnel (i.e., those who provide client services but do not record time to specific client engagements).

Navigant reported first quarter 2012 revenues before reimbursements (RBR) of $186 million, up 10% from first quarter 2011 and 9% from fourth quarter 2011, driven by top line organic growth. The Business Consulting Services segment, where the Energy and Healthcare practices comprised a combined 69% of RBR in first quarter 2012, achieved 18% year over year growth. The Dispute and Investigative Services segment also contributed to Navigant’s strong first quarter 2012 performance, reporting RBR of $71 million, up 9% year over year. The International Consulting segment continued its recent improvement trend with both RBR and segment operating profit up significantly year over year.

First quarter 2012 EBITDA of $27 million was up 20% year over year and 8% sequentially, while first quarter 2012 segment operating profit of $67 million was up 15% from first quarter 2011 and 7% from fourth quarter 2011. Lower interest and amortization expense also contributed to higher adjusted EPS of $0.23 for first quarter 2012, up 21% from first quarter 2011 and 5% from fourth quarter 2011. Quarter end debt balances declined $42 million, or 18%, from one year ago while increasing sequentially due to seasonal borrowings associated with March bonus payments.

Business Segment Highlights

Business Segment First Quarter 2012 Financial Results (3)
	Q1 2012	Q1 2011	Change	Q4 2011	Change
Business Segment Revenues ($000)
Business Consulting Services	$95,383	$79,627	19.8%	$89,828	6.2%
Dispute and Investigative Services	75,863	72,006	5.4%	72,829	4.2%
Economic Consulting	15,014	18,539	-19.0%	14,661	2.4%
International Consulting	20,361	18,627	9.3%	19,687	3.4%

Total Company	$206,621	$188,799	9.4%	$197,005	4.9%

Business Segment Revenues before Reimbursements ($000)
Business Consulting Services	$82,989	$70,469	17.8%	$75,253	10.3%
Dispute and Investigative Services	71,395	65,753	8.6%	65,643	8.8%
Economic Consulting	14,470	17,874	-19.0%	13,619	6.2%
International Consulting	17,526	15,508	13.0%	16,481	6.3%

Total Company	$186,380	$169,604	9.9%	$170,996	9.0%

Segment Operating Profit ($000)
Business Consulting Services	$29,086	$23,182	25.5%	$27,026	7.6%
Dispute and Investigative Services	29,259	25,777	13.5%	26,546	10.2%
Economic Consulting	4,238	5,757	-26.4%	4,581	-7.5%
International Consulting	4,063	3,282	23.8%	4,284	-5.2%

Total Company	$66,646	$57,998	14.9%	$62,437	6.7%

3)	A metrics summary including data by segment is available at www.navigant.com/investor_relations.

All of the practices within the Company’s Business Consulting Services segment benefited from strong demand in the quarter, not only in the Company’s key industry verticals of Healthcare and Energy, but also with respect to the firm’s specialized credentials in Financial Advisory, Financial Risk Management and Valuation. Notable drivers of first quarter 2012 segment results included mortgage review engagements for large financial institutions that were delivered by multiple teams across the Company’s Dispute, Technology, Financial Services and Financial Risk Management practice areas. The Global Investigations and Compliance market remains robust, with ongoing demand in the anti-money laundering arena. The strength of the Company’s first quarter 2012 results further illustrates the breadth and depth of its business model, offsetting softness in the Economic Consulting segment.

2012 Outlook

Navigant affirmed its 2012 outlook as originally discussed on February 2, 2012. Total 2012 revenues are estimated to range from $800 to $860 million and RBR is estimated to be between $710 and $770 million. 2012 adjusted EBITDA is estimated to range from $103 to $117 million, while adjusted EPS is estimated to be between $0.88 and $0.98.

Conference Call Details

Howard will host a conference call to discuss the Company’s first quarter 2012 results at 10:00 a.m. Eastern Time on Thursday, April 26, 2012. The conference call may be accessed via the Navigant website (www.navigant.com/investor_relations) or by dialing 888.593.8430 (312.470.7390 for international callers) and referencing pass code “NCI.” A replay of the web cast will be available for approximately 90 days.

About Navigant

Navigant (NYSE: NCI) is a specialized, global expert services firm dedicated to assisting clients in creating and protecting value in the face of critical business risks and opportunities. Through senior level engagement with clients, Navigant professionals combine technical expertise in Disputes and Investigations, Economics, Financial Advisory and Management Consulting, with business pragmatism in the highly regulated Construction, Energy, Financial Services and Healthcare industries. More information about Navigant can be found at www.navigant.com.

Statements included in this press release which are not historical in nature are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “outlook,” “plans,” “goals,” “anticipates,” “believes,” “intends,” “estimates,” “expects” and similar expressions. These statements are based upon management’s current expectations and speak only as of the date of this press release. The Company cautions readers that there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those contained in or implied by the forward-looking statements including, without limitation: the success and timing of the Company’s implementation of its strategic business assessment; the success of the Company’s organizational changes and cost reduction actions; risks inherent in international operations, including foreign currency fluctuations; ability to make acquisitions; pace, timing and integration of acquisitions; impairment charges; management of professional staff, including dependence on key personnel, recruiting, attrition and the ability to successfully integrate new consultants into the Company’s practices; utilization rates; conflicts of interest; potential loss of clients; clients’ financial condition and their ability to make payments to the Company; risks inherent with litigation; higher risk client assignments; professional liability; potential legislative and regulatory changes; continued access to capital; and market and general economic conditions. Further information on these and other potential factors that could affect the Company’s financial results are included under the “Risk Factors” section and elsewhere in the Company’s filings with the Securities and Exchange Commission (SEC), which are available on the SEC’s website or at www.navigant.com/investor_relations. The Company cannot guarantee any future results, levels of activity, performance or achievement and undertakes no obligation to update any of its forward-looking statements.

###

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	For the quarters ended March 31,
	2012	2011
Revenues:
Revenues before reimbursements	$186,380	$169,604
Reimbursements	20,241	19,195

Total revenues	206,621	188,799
Costs of Services:
Cost of services before reimbursable expenses	123,960	114,815
Reimbursable expenses	20,241	19,195

Total costs of services	144,201	134,010
General and administrative expenses	35,557	32,409
Depreciation expense	3,516	3,377
Amortization expense	1,725	2,301

Operating income	21,622	16,702
Interest expense	1,463	1,840
Interest income	(238)	(367)
Other expense (income), net	105	(36)

Income before income tax expense	20,292	15,265
Income tax expense	8,650	6,487

Net income	$11,642	$8,778

Basic net income per share	$0.23	$0.17
Shares used in computing net income per basic share	51,032	50,176

Diluted net income per share	$0.22	$0.17
Shares used in computing net income per diluted share	51,797	51,034

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AND SELECTED DATA

(In thousands, except DSO data)

	March 31,	December 31,
	2012	2011
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$74	$2,969
Accounts receivable, net	196,271	179,041
Prepaid expenses and other current assets	25,789	22,766
Deferred income tax assets	13,708	16,229

Total current assets	235,842	221,005
Non-current assets:
Property and equipment, net	43,411	41,138
Intangible assets, net	15,262	16,825
Goodwill	573,352	570,280
Other assets	22,867	25,953

Total assets	$890,734	$875,201

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$14,922	$16,261
Accrued liabilities	9,583	8,432
Accrued compensation-related costs	44,738	95,451
Income tax payable	3,092	3,558
Other current liabilities	28,488	32,622

Total current liabilities	100,823	156,324
Non-current liabilities:
Deferred income tax liabilities	55,891	52,964
Other non-current liabilities	19,750	20,445
Bank debt non-current	187,030	131,790

Total non-current liabilities	262,671	205,199

Total liabilities	363,494	361,523

Stockholders’ equity:
Common stock	62	61
Additional paid-in capital	571,044	567,627
Treasury stock	(202,445)	(197,602)
Retained earnings	168,015	156,373
Accumulated other comprehensive loss	(9,436)	(12,781)

Total stockholders’ equity	527,240	513,678

Total liabilities and stockholders’ equity	$890,734	$875,201

Selected Data

Days sales outstanding, net (DSO)	80	76

NAVIGANT CONSULTING, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the quarters ended March 31,
	2012	2011
Cash flows from operating activities:
Net income	$11,642	$8,778
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation expense	3,516	3,377
Amortization expense	1,725	2,301
Share-based compensation expense	2,331	1,700
Accretion of interest expense	140	308
Deferred income taxes	4,775	7,156
Allowance for doubtful accounts receivable	1,160	2,025
Changes in assets and liabilities:
Accounts receivable	(17,730)	(8,373)
Prepaid expenses and other assets	1,395	(4,884)
Accounts payable	(1,361)	816
Accrued liabilities	1,098	(191)
Accrued compensation-related costs	(50,826)	(31,263)
Income taxes payable	(448)	(2,370)
Other liabilities	(507)	(2,800)

Net cash used in operating activities	(43,090)	(23,420)

Cash flows from investing activities:
Purchases of property and equipment	(7,826)	(1,724)
Payments of acquisition liabilities	(750)	(217)
Other, net	(612)	(225)

Net cash used in investing activities	(9,188)	(2,166)

Cash flows from financing activities:
Issuances of common stock	1,066	640
Repurchase of common stock	(3,032)	—
Payments of contingent acquisition liabilities	(2,435)	—
Net borrowings from banks	54,825	29,707
Payments of term loan	—	(4,599)
Other, net	(1,111)	(676)

Net cash provided by financing activities	49,313	25,072

Effect of exchange rate changes on cash and cash equivalents	70	165

Net decrease in cash and cash equivalents	(2,895)	(349)
Cash and cash equivalents at beginning of the period	2,969	1,981

Cash and cash equivalents at end of the period	$74	$1,632

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

Non-GAAP Financial Information

This press release includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (GAAP) are included in this press release. Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and adjusted operating income exclude the impact of severance expense, adjusted net income excludes the net income impact of severance expense and adjusted earnings per share excludes the per share net income impact of severance expense in all periods presented. Severance expense is not considered to be non-recurring, infrequent or unusual to our business, however, management believes providing investors with this information enhances the comparability of the Company’s operating performance across periods. While management believes that these non-GAAP financial measures are useful in evaluating the Company's operations, this information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

EBITDA, Adjusted EBITDA, Adjusted operating income

EBITDA and adjusted EBITDA are not measures of financial performance under GAAP. The Company believes EBITDA provides useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA and adjusted EBITDA are useful indicators of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for interest, debt service, taxes and capital expenditures. Investors should recognize that these measures may not be comparable to similarly-titled measures of other companies. EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA and adjusted operating income exclude the impact of severance expense as discussed above. These measures should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

	For the quarters ended March 31,
	2012	2011
EBITDA reconciliation:
Operating income	$21,622	$16,702
Depreciation	3,516	3,377
Amortization	1,725	2,301

EBITDA	$26,863	$22,380

Adjusted EBITDA and operating income reconciliation to operating income:
Operating income	$21,622	$16,702
Severance expense	816	1,236

Adjusted operating income	$22,438	$17,938
Depreciation	3,516	3,377
Amortization	1,725	2,301

Adjusted EBITDA	$27,679	$23,616

Adjusted net income and adjusted earnings per share

The Company discloses adjusted net income and adjusted earnings per share to exclude the net income and per share net income impact from severance expense as discussed above. Management believes that these measures provide investors with enhanced comparability of the Company's operating performance across periods. These measures should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

	For the quarters ended March 31,
	2012	2011
Severance expense	$816	$1,236
Income benefit (1)	(298)	(440)

Net income impact of severance expense	$518	$796

Shares used in computing net income per diluted share	51,797	51,034
Diluted net income per share impact of severance expense	$0.01	$0.02

Adjusted earnings per share reconciliation
Net income	$11,642	$8,778
Net income impact of severance expense	518	796

Adjusted net income	$12,160	$9,574

Shares used in computing net income per diluted share	51,797	51,034
Adjusted earnings per share	$0.23	$0.19

(1)	Effective income tax (benefit) has been determined based on specific tax jurisdiction.